Neuberger Berman Advisers Management Trust® (“AMT Funds”)
Mid Cap Growth Portfolio

Neuberger Berman Equity Funds® (“Equity Funds”)
Neuberger Berman Mid Cap Growth Fund
Neuberger Berman Small Cap Growth Fund

Supplement to the Summary Prospectuses, Prospectuses and Statements of Additional Information of AMT Funds and Equity Funds, each as amended and supplemented

The following change applies to the Summary Prospectuses, Prospectuses and Statements of Additional Information for each of Mid Cap Growth Portfolio, Neuberger Berman Mid Cap Growth Fund and Neuberger Berman Small Cap Growth Fund (each a “Fund” and collectively, the “Funds”):

After a 37-year career in investment management, including 19 years with Neuberger Berman, Kenneth J. Turek, one of the Portfolio Managers to the Funds has announced his decision to retire on or about January 31, 2023. Mr. Turek will cease his portfolio management responsibilities at that time. As such, effective January 31, 2023, all references to Kenneth J. Turek in the Summary Prospectuses, Prospectuses and Statements of Additional Information for each of the Funds are removed in their entirety.

After Mr. Turek’s retirement, Chad Bruso and Trevor Moreno will continue as co-Portfolio Managers of the Funds, and Jennifer Blachford will continue as Associate Portfolio Manager of the Funds.

The date of this supplement is June 7, 2022.

Please retain this supplement for future reference.

Neuberger Berman Investment Advisers LLC 1290 Avenue of the Americas New York, NY 10104 Shareholder Services 800.877.9700 Institutional Services 800.366.6264 www.nb.com